EXHIBIT 99.1 Investor Presentation AUGUST 2019

FORWARD-LOOKING STATEMENTS “THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THAT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANYSectionBELIEVES THE EXPECTATIONS BreakREFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S 2018 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 5, 2019, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.” 2

AT A GLANCE • LEADING INTERNATIONAL PAWN OPERATOR WITH MORE THAN 2,600 EARNINGS PER SHARE2 RETAIL PAWN LOCATIONS1 AND 21,000 EMPLOYEES IN 5 COUNTRIES: 2 $3.85 - $4.00 – UNITED STATES (1,054 LOCATIONS) LOCATIONS EPS ADJ. EPS – EL SALVADOR (13) $3.41 $3.53 – MEXICO (1,519 LOCATIONS) – COLOMBIA (8 LOCATIONS) $3.00 $2.74 – GUATEMALA (52 LOCATIONS) $2.44 $1.72 KEY FINANCIAL METRICS: JUNE 2019 (TTM) 2016 2017 2018 CURRENT GUIDANCE REVENUE – $1.8 BILLION 20191 ANNUAL DIVIDEND PER SHARE NET INCOME – $157 MILLION $1.00 $0.91 2 $0.77 ADJUSTED NET INCOME – $163 MILLION $0.57 ADJUSTED EBITDA – $294 MILLION2 2016 2017 2018 CURRENT RUN RATE 1 As of Press Release 07/24/2019 2 Adjusted Earnings measures are non-GAAP financial measures. See appendix for reconciliation to GAAP measures 2019 3

• ATTRACTIVE INDUSTRY DYNAMICS – STEADY DEMAND ACROSS ECONOMIC CYCLES – RECESSION RESISTANT – CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS – STABLE REGULATORY ENVIRONMENT •STRONG GROWTH METRICS $315 CASH DIVIDENDS – STORE LOCATIONS $41 STOCK REPURCHASES – NET INCOME AND EPS SHAREHOLDER – STRONG CASHFLOW TO FUEL GROWTH ($ IN MILLIONS) 2,646 RETURNS 2,473 $130 2,085 2,111 $275 $37 $20 $93 GROWTH 2016 2017 2018 CASH DIVIDENDS AND STOCK REPURCHASES 2016 2017 2018 YTD-2019 • ENHANCED SHAREHOLDER RETURNS – RISING DIVIDENDS STORE COUNT – END OF PERIOD1 – ACTIVE SHARE REPURCHASE PROGRAM 1 As of Press Release 07/24/2019 4

HISTORY 1988 – BEGAN IRST TORES OPERATIONS IN TEXAS 1999 – F S IN MEXICO 2018 – 2019 EXPANSION IN MEXICO – PRENDAMEX ACQUISITIONS – DE NOVO & ACQUISITIONS OVER 500 STORES IN MEXICO 2015 – 2016 TAMAULIPAS, MEXICO 1992 – IPO MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR 1992 → 1999 2000 → 2015 2016 → 2019 CONTINUED U.S. GROWTH 2018 – FIRST DE NOVO THROUGH ACQUISITIONS 2016 – MERGER WITH STORES IN COLOMBIA U.S. ROLL-UPS OVER 800 U.S. STORES ~ 100 STORES 5

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,600 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,054 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA MEXICO OPERATIONS – 1,519 STORES IN 32 STATES POPULATION GDP PER CAPITA INFLATION INFORMAL MARKET POPULATION 329M US $60.0K 1.9% 5% 132M GDP PER CAPITA WA US $8.9K 1,519 INFLATION 4.8% WY INFORMAL MARKET NE NV OH DC UT IL IN MD 54% CO MO VA 1,054 KY NC TN OK AZ SC CENTRAL AND SOUTH AMERICA OPERATIONS – 73 STORES AL GA IDENTIFIES NEW COUNTRY IN 2018 TX LA COLOMBIA AK 18M GUATEMALA 6M EL SALVADOR 50M FL $4.5K 52 $3.9K 13 $6.3K 8 Note: Store counts as of Press Release 07/24/2019 2.3% 0.4% 3.2% Economic Data: Multiple sources including World Bank, Forbes and Federal Reserve Bank of Boston 74% 65% 64% 6

PAWN OPERATIONS REPRESENT 98% OF REVENUE TOTAL REVENUE NET REVENUE 6% 0% 2% 3% 42% 30% $1.8 $1.0 BILLION BILLION 62% 55% Note: Results are TTM Q2-2019 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES1 1 Revenue from consumer lending products in the second half of 2019 will be less than one-half of 1% of expected total revenue 7

TYPICAL PAWN TRANSACTION CYCLE

TOTAL TRANSACTION TIME LESS THAN 15 MINUTES


CUSTOMER ENTERS STORE
WITH PERSONAL ASSET
~25%
~75%
SELLS ASSET TO COMPANY
PAWN LOAN
(COLLATERALIZED WITH ASSET)
~25%
~75%
CUSTOMER DOES NOT REPAY LOAN OR FEE
CUSTOMER REPAYS LOAN
& PAWN SERVICE FEE
RETAIL SALES
TYPICAL MARGIN = 35% - 40%
PAWN SERVICE FEES
MONTHLY YIELD = 12% - 13%

FirstCash

8

PAWN LOANS HAVE LIMITED CREDIT RISK 1 • PAWN LOANS ARE SMALL AND AVERAGE PAWN LOAN K AFFORDABLE WITH A SHORT DURATION $180 – 30 TO 60 DAYS $150 LL LOANS FULLY COLLATERALIZED WITH • A $120 PERSONAL PROPERTY $90 – RAPID LIQUIDATION OF COLLATERAL $166 THROUGH ON-SITE PAWN RETAIL OPERATIONS $60 – TYPICAL RETAIL MARGIN OF 35% TO 40% $30 $69 ON FORFEITED COLLATERAL $0 U.S. LATAM 1 As of 06/30/2019 9

REVENUE GROWTH ACROSS ECONOMIC CYCLES LEGACY FIRST CASH U.S. AND LATAM CORE GROSS PROFIT1 PER STORE FINANCIAL CRISIS POST CRISIS RECOVERY CURRENT CYCLE $900 $817% $804 $774 $770 $778 $732 $732 $763 $750 $710 $705 $647 $606 ROWTH $600 G $450 NNUAL $300 . A . VG $150 U.S. A U.S. $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F 2 $600 $575% $540 $542 $490 $500 $456 $462 $450 $454 $421 $433 ROWTH $379 $400 $349 G $300 NNUAL $200 . A . VG $100 A M $0 A AT 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F L PAWN FEES PER STORE RETAIL SALES GP PER STORE 1Core pawn GP from legacy LatAm stores in operation since 2006 2CC Revenue, 2008 MXN @ 11.16 – Constant currency results are non-GAAP financial measures and are calculated by translating 2009-Forecasted 2019 amounts using the Avg. Fx rate rate for the year ended December 31, 2008.10

SOCIAL RESPONSIBILITY: SERVING UNBANKED AND UNDERBANKED CUSTOMERS PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS AVAILABLE TO UNBANKED OR UNDERBANKED CONSUMERS – NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY, ONLY A VALID GOVERNMENT ISSUED ID MICROFINANCE PRODUCT – SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS NON-RECOURSE LOANS – NO LATE FEES OR LEGAL OBLIGATION TO REPAY NO COLLECTIONS OR NEGATIVE EXTERNAL CREDIT REPORTING 11

ENVIRONMENTAL SUSTAINABILITY NEIGHBORHOOD BASED RETAILER: MERCHANDISE IS SOURCED AND SOLD LOCALLY CIRCULAR ECONOMY NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” – BUY → USE → RETURN SAFE ENVIRONMENT BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD NO SUPPLY CHAIN LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES 12

LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA JALISCO, MEXICO

FIRSTCASH LATAM STORE COUNT & REVENUE GROWTH 1,592 1,600 $800 $742 1,379 1,400 $700 $666 1,200 $573 826 $600 955 999 672 $485 1,000 $500 309 800 737 308 $400 $368 130 600 $300 $619 $557 $487 400 766 $200 $368 $417 607 647 690 707 200 $100 0 $0 2015 2016 2017 2018 AS OF 2015 2016 2017 2018 TTM 06/30/2019 Q2-2019 NEW STORE OPENINGS ACQUISITIONS TOTAL REVENUE, USD CC REVENUE, 2015 MXN @ 15.85 Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018 and TTM Q2-2019 amounts using the average exchange rate for the year ended December 31, 2015. 14

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM STORE ADDITION SEGMENT STORES1 EMPLOYEES3 INVESTMENT2 CONTRIBUTION4 1,592 $109 13,219 $140 60% 78% 63% 36% 7,603 1,054 $30 37% $244 40% 22% 64% LATAM U.S. NEARLY 80% OF STORE 1 As of Press Release 07/24/2019 INVESTMENTS IN LATAM 2 TTM 06/30/2019 New Store CapEx and Acquisitions - $ in Millions 3 As of 06/30/2019 4 TTM 06/30/2019 Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A – $ in Millions 15

GROWING SEGMENT CONTRIBUTION FROM LATAM ($ IN MILLIONS) LATAM SEGMENT CONTRIBUTION % OF TOTAL SEGMENT CONTRIBUTIONS $180 $166 $160 $153 ACTUAL $140 $140 $136 2018 $122 $128 $116 35% $120 LATAM $105 $100 $87 $87 $80 $60 PROJECTED $40 2019 $20 40% LATAM $0 2015 2016 2017 2018 TTM USD CC @ 2015 FX RATE Q2-2019 Note: Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A. Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017 and 2018 amounts using the average exchange rate for the year ended December 31, 2015. 16

LATAM OPERATING TRENDS: Q2-2019 • REVENUES FOR THE SECOND QUARTER PAWN LOANS YOY  % OF OTALED ILLION 45% TOTAL 40% 2019 T $166 M 40%$120 38% 34% 34%$112 $113 35% 35% $109 – UP 27% ON A USD $ TRANSLATED BASIS 30% 50% 30% $100 25% 25% 22% 21% – UP 26% ON A CONSTANT CURRENCY BASIS 19% $91 40% 20% $86 $81 38% 40% 15% 12% AWN OANS UTSTANDING OTALED $80 34% • P L O T 10% 35% $113 MILLION 5% 1% 30% 0% $60 25% 34% 30% – UP 40% ON A USD $ TRANSLATED BASIS Q1-201822% Q2 Q3 Q4 Q1-2019 Q2 SAME-STORE 19% 20% – UP 35% ON A CONSTANT CURRENCY BASIS 20% $40 14% 21% 14% 15% 12% 9% 10% 7% $20 12% 10% • SAME-STORE PAWN LOANS 5% 2% 10% 0% 7% – UP 14% ON A USD $ TRANSLATED BASIS 0% 1% 3% -5% $0 (8%) 0% (3%) – UP 10% ON A CONSTANT CURRENCY BASIS -10% Q1-2018 Q2 Q3 Q4 Q1-2019 Q2 Q1-2018 Q2 Q3 Q4 Q1-2019 Q2 Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating current period amounts using the comparable prior period exchange rate. Constant currency is defined in the 07/24/2019 YOY USD $ YOY CONSTANT CURRENCY press release and reconciled to the most comparable GAAP measures in the financial statements of the same release. 17

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 56% 11% 10% 3% 59% 1% 1% 2% 2% 2% 26% 27% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 06/30/2019 18

LATAM GROWTH STRATEGY LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION ◼ SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO EXISTING COUNTRY PRESENCE ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION Mexico MARKET ENTRY IN 2018 WITH CONTINUED EXPANSION OPPORTUNITIES ◼ SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS IN MEXICO, GUATEMALA AND Belize FUTURE OPPORTUNITY Guatemala OLOMBIA C Guyana El Salvador Venezuela Honduras Suriname Nicaragua Colombia ◼ FOUR STORES OPENED IN COLOMBIA IN 2018 AND 8 TOTAL French Guiana Costa Rica Ecuador ARE PLANNED FOR 2019. COLOMBIA IS A SIGNIFICANT Panama MARKET WITH A POPULATION OF ALMOST 50 MILLION Peru Brazil ◼ SIX NEW STORES OPENED IN GUATEMALA IN 2018 AND 15 Bolivia TOTAL ARE PLANNED IN 2019. THEY MARK THE INTRODUCTION Paraguay OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY Chile Uruguay Argentina ◼ LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN MARKETS SUCH AS PERU Note: As of 06/30/2019 19

PRENDAMEX ACQUISITIONS 2019 BUILDS UPON 2018’S RECORD YEAR FOR LATAM ACQUISITIONS ACQUISITION TIMELINE • THESE ACQUISITIONS ARE MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY ON JEWELRY LENDING AND SMALL PRENDAMEX LOCATIONS ACQUIRED FRANCHISE LOCATIONS ELECTRONICS 524 • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN 524 SHOPS ACQUIRED 484 500 40 MEXICO IN EARLY 2016 YTD-JUN 2019 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS 118 – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN 400 366 NEIGHBORHOODS 342 24 300 154 200 188 126 62 100 126 0 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Q2-2019 20

MAXI PRENDA UPDATE – EARLY 2016 ACQUISITION FIRST SMALLER FORMAT ACQUISITION IN LATAM • ACQUISITION RECAP PER STORE GROWTH RATES VERSUS FIRST YEAR ▪ 211 SMALLER FOOTPRINT STORES 100% • FOCUS ON JEWELRY AND SMALL ELECTRONICS – 84% LIMITED RETAIL ACTIVITY 80% • FIRSTCASH ENHANCEMENTS 69% 22% – OPEN SALES FLOOR 60% 25% – IMPROVED POS SYSTEM 47% – CUSTOMER ENGAGEMENT 40% 14% • ACQUISITION MULTIPLE WAS HISTORICAL 62% 1 20% 44% RANGE OF 4 TO 6 TIMES EBITDA 33% ▪ EFFECTIVE PURCHASE MULTIPLE ON 2018 EBITDA IS NOW ONLY 2X 0% ▪ 2018 NET INCOME MARGIN OF 21% TOTAL REVENUE RETAIL SALES EBITDA 1 STORE-LEVEL EBITDA EXCLUDES ADMIN EXPENSES YEAR 2 (2017) YEAR 3 (2018) 21

LATAM NEW STORE OPENINGS LARGE FORMAT DE NOVO LOCATIONS STORE OPENINGS BY YEAR • OPENED IN 2018 • OPENED YTD-2019 90 80 – 85 80 ― 42 IN MEXICO ― 42 IN MEXICO 70 ― 4 IN COLOMBIA ― 4 IN COLOMBIA 60 50 ― 6 IN GUATEMALA ― 13 IN GUATEMALA 40 30 52 20 38 41 45 10 0 2015 2016 2017 2018 PROJECTED 2019 • PLANS TO OPEN APPROXIMATELY 80 TO 85 NEW FULL-SERVICE PAWN STORES IN 2019 ―APPROXIMATELY 15 IN GUATEMALA ―APPROXIMATELY 8 IN COLOMBIA ―REMAINDER IN MEXICO 22

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT 04 ◼ OPENED FIRST STORES IN MEXICO IN 1999 ◼ STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT ◼ EXPERIENCED REAL ESTATE DEVELOPMENT TEAM ◼ STATE OF THE ART SECURITY TECHNOLOGY ◼ PROVEN SITE SELECTION STRATEGY ◼ CONSISTENT PROCESS ENSURES THE NEW STORES ARE _DELIVERED ON TIME AND WITHIN BUDGET 23

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP NEW STORE INVESTMENT Typical Mexico New Store Ramp (USD $) Year 1 Year 2 Year 3 Year 4 Year 5 CAP EX $160,000 Op Margin (4%) 17% 22% 24% 26% - LEASEHOLD IMPROVEMENTS & FIXTURES $500 $200 - COMPUTER & SECURITY EQUIPMENT $400 $160 START-UP LOSSES $25,000 - PRE-OPENING $300 $120 - FIRST SIX MONTHS OF OPERATION TOTAL STORE INVESTMENT $185,000 $200 $80 WORKING CAPITAL (USD $) $100 $40 FIRST YEAR FOR NEW STORE $90,000 (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit - OPERATING CASH - - LOAN FUNDING $0 $0 Store - INVENTORY Year 1 Year 2 Year 3 Year 4 Year 5 Revenue Store-level Profit1 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 ` CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS 24

UNITED STATES OVERVIEW LOCATIONS IN 24 STATES AND THE DISTRICT OF COLUMBIA KANSAS CITY, MISSOURI

OVER 1,000 U.S. LOCATIONS IN 24 STATES AND THE DISTRICT OF COLUMBIA Note: As Press Release 07/24/2019 32 WA ME MT ND VT OR MN NH ID SD WI NY MA CT 2 MI RI WY IA PA UT NJ 1 67 27 NE 33 DC DE 27 3 7 OH MD 29 WV NV IN KS IL CO 24 6 VA 29 25 KY CA MO NC 41 TN 53 28 NM 18 SC OK AR AZ 27 OPERATIONS FOCUSED IN STATES WITH 8 46 MS GA AK LA AL – GROWING POPULATIONS TX – STABLE AND FAVORABLE REGULATIONS 414 26 6 75 FL HI 26

SIGNIFICANT PRESENCE IN FASTEST GROWING U.S. CITIES RANKED BY ESTIMATED 2018 POPULATION Source: Business Insider Note: Store Count as of 06/30/2019 100 45% OF DOMESTIC STORES WITHIN A 25 MILE RADIUS OF THE 89 90 TOP 35 UP AND COMING U.S. CITIES 80 80 TORES 70 S 60 ASH C IDENTIFIES MARKETS WITH SIGNIFICANT ZONING 50 IRST AND LICENSING RESTRICTIONS FOR NEW STORES F OF 40 31 30 26 24 UMBER 21 23 21 22 N 19 20 17 14 17 12 9 11 11 10 5 5 6 4 4 1 1 2 0 27

U.S. OPERATING TRENDS: Q2-2019 • U.S. SEGMENT PRE-TAX OPERATING INCOME TTM RETAIL GP $ AND MARGIN UP YTD, DESPITE OHIO WIND-DOWN: ($ IN MILLIONS) $280 $266 – UP 1% COMPARED TO YTD JUN-2018 $259 $263 41% $260 $254 – EXCLUDING CONSUMER LENDING, UP 7% ON AN $244 $247 39% 37.3% ADJUSTED NON-GAAP BASIS COMPARED TO YTD $240 37.0% 36.5% 37% JUN-2018 35.6% $220 34.8% 34.4% 35% – DRIVEN PRIMARILY BY IMPROVED RETAIL MARGINS, $200 PAWN LOAN YIELDS AND OPERATING EXPENSE 33% REDUCTIONS $180 31% • RETAIL MARGIN IMPROVEMENTS: $160 29% – Q2 MARGIN OF 38% COMPARED TO 37% IN THE $140 27% PRIOR-YEAR QUARTER $120 25% – RETAIL GROSS PROFIT DOLLARS INCREASED 5% IN Q2 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Q2-2019 RETAIL GP RETAIL MARGIN Note: See appendix for reconciliation to segment pre-tax operating income 28

U.S. OPERATING TRENDS: Q2-2019 • PAWN FEES INCREASE ON IMPROVED YIELDS: PAWN LOANS AND PAWN FEES – PAWN FEES UP 3% COMPARED TO Q2-2018 $280 $100 UP 3% – PAWN YIELDS IMPROVED BY 4% QUARTER-OVER- DOWN 2% QUARTER $270 $268 $90 $90 $88 $262 • FOCUS ON CUSTOMER PURCHASES IN THE $260 LEGACY CASH AMERICA STORES: $80 $250 – 23% INCREASE IN VOLUME OF DIRECT PURCHASES $70 COMPARED TO THE PRIOR-YEAR QUARTER $240 – IMPROVED QUALITY OF PAWN RECEIVABLE $60 $230 PORTFOLIO AND QUALITY/FRESHNESS OF $50 INVENTORIES $220 PTIMIZING LOAN TO VALUE RATIOS WHICH HAS – O - - , $210 $40 RESULTED IN HIGHER CASH YIELDS FROM THE PAWN LOANS PAWN FEES PERFORMING LOANS Q2-2018 Q2-2019 29

DOMESTIC RETURN ON EARNING ASSETS

($ IN MILLIONS)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
160%
140%
120%
100%
80%
60%
40%
20%
122%
127%
130%
134%
138%
144%
144%
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
AVG. INV
AVG. PLB
T12M PAWN FESS
T12M RETAIL + SCRAP GP
PAWN GP YIELD %

30

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 18% 18% 6% 56% 63% 8% 3% 7% 3% 3% 12% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 06/30/2019 31

U.S. GROWTH STRATEGY CONTINUE SCOUTING SMALL ACQUISITIONS STORES ACQUIRED BY YEAR IN EXISTING STATES QTR 4 • ORGANIC DEMAND AS UNBANKED AND 27 UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW QTR 2 QTR 1 • YTDYTD-2019-2019 A ACQUISITIONSCQUISITIONS 9 20 – 10 STORE ACQUISITION IN TX – 9 STORE ACQUISITION IN TX – 1 SINGLE STORE ACQUISITION IN TX 10 • 20120188 ACQUISITIONS ACQUISITIONS 15 – 12 STORE ACQUISITION IN TN/GA – 5 STORE ACQUISITION IN TX 10 – 4 STORE ACQUISITION IN TX 3 – 6 SINGLE STORE ACQUISITIONS 2018 YTD-2019 Note: As of Press Release 07/24/2019 32

STABLE • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES REGULATORY BECAUSE THEY: – ARE NON-RECOURSE LOANS CLIMATE FOR – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS PAWN OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011 33

FIRSTCASH DISCONTINUES UNSECURED CONSUMER LOAN PRODUCTS IN OHIO CEASED OFFERING UNSECURED CONSUMER LOAN AND CREDIT SERVICES PRODUCTS IN 1 ALL 119 OHIO LOCATIONS EFFECTIVE APRIL 26, 2019 : ▪ 52 OF THE OHIO CASHLAND LOCATIONS, WHOSE REVENUE WAS DERIVED PRIMARILY FROM CONSUMER LENDING PRODUCTS, WERE CLOSED DURING THE SECOND QUARTER ▪ REMAINING 67 LOCATIONS IN OHIO HAVE SUFFICIENT PAWN REVENUES TO CONTINUE OPERATING AS FULL-SERVICE PAWNSHOPS ▪ INCURRED NON-RECURRING WIND-DOWN EXIT COSTS OF APPROXIMATELY $2 MILLION, NET OF TAX, FOR THE QUARTER ENDED JUNE 30, 2019, WHICH HAVE BEEN EXCLUDED FROM ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE ▪ CURRENTLY, ONLY OFFERING UNSECURED CONSUMER LOANS AND CREDIT SERVICES IN 81 REMAINING U.S. LOCATIONS AND EXPECTS SECOND HALF REVENUES FROM CONSUMER LENDING PRODUCTS TO BE APPROXIMATELY $4 MILLION, WHICH ACCOUNTS FOR LESS THAN 0.5% OF TOTAL SECOND HALF REVENUES ▪ DESPITE EARNINGS HEADWINDS, DID NOT IMPACT 2019 EARNINGS GUIDANCE 1 As of Press Release 07/24/2019 34

WIND-DOWN OF CONSUMER LENDING PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) $140 .GROSS CONSUMER LOAN REVENUE. 10% .CONSUMER LOAN LOCATIONS. $118 9% $120 531 8% 82 448 $100 $93 7% 434 64 6% 63 $80 7% $77 114 5% 113 113 279 $60 5% $56 4% 8 4% 3% 113 $40 APPROX. 3% 335 $20 2% 271 RANGE: 258 81 $20 $6 - $8 1% 158 6 1% 75 $0 0% 0% 2015 2016 2017 2018 PROJECTED PROJ. 2020 2015 2016 2017 2018 AS OF 2019 RUN-RATE 06/30/2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY 35

FINANCIAL HIGHLIGHTS FORT WORTH, TEXAS

CONSOLIDATED REVENUE PAWN REVENUE CONSUMER LENDING REVENUE RETAIL SALES CONSUMER LOAN FEES PAWN LOAN FEES CREDIT SERVICES FEES SCRAP SALES ($ IN MILLIONS) $1,780 $1,781 $1,825 $77 $56 $43 $1,088 $44 $1,703 $1,725 $1,782 $1,045 2016 2017 2018 TTM Q2-2019 37

NET INCOME, ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $350 NET INCOME ADJUSTED NET INCOME ADJUSTED EBITDA $294 $300 $284 $273 $250 $200 $180 $158 $157 $163 $144 $153 $150 $131 $100 $85 $60 $50 $0 2016 2017 2018 TTM Q2-2019 Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. See appendix for reconciliation to Net Income. 38

EARNINGS PER SHARE GUIDANCE AS PROVIDED ON JULY 24, 2019 $5.00 GUIDANCE RANGE: $3.85 - $4.00 $4.00 $3.41 $3.53 $3.00 $3.00 $2.74 $2.44 $2.00 $1.72 $1.00 $0.00 2016 2017 2018 2019 2019 GUIDANCEGUIDANCE EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 1 Adjusted earnings per share excludes certain non-recurring tax benefits as a result of the Tax Cuts and Jobs Act, merger and acquisition expenses, consumer lending impairment expenses, Ohio wind-down costs and debt extinguishment costs, which are further described in the detailed reconciliations of non-GAAP financial measures elsewhere in this presentation. 39

FISCAL 2019 OUTLOOK RAISED LOWER END OF FULL-YEAR 2019 GUIDANCE BY $0.05 FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN A RANGE OF $3.85 TO $4.00 COMPARED TO THE PREVIOUS GUIDANCE OF $3.80 TO $4.00 – REVISED GUIDANCE REPRESENTS ADJUSTED EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 9% TO 13% OVER THE PRIOR YEAR – EXCLUDING EXPECTED HEADWINDS OUTLINED BELOW, EARNINGS FROM CORE PAWN OPERATIONS EXPECTED TO BE UP 20% TO 24% – GUIDANCE INCLUDES THE IMPACT OF EXPECTED NET REDUCTION IN EARNINGS FROM U.S. UNSECURED CONSUMER LENDING OPERATIONS AND WIND-DOWN COSTS IN OHIO OF APPROXIMATELY $0.25 TO $0.30 PER SHARE Note: As of Press Release 07/24/2019 GROWTH FROM HEADWIND $4.40 CORE EARNINGS $0.25 - $0.30 $4.20 HEADWIND DOMESTIC HEADWIND $0.03 - $0.05 GUIDANCE RANGE $4.00 $0.05 - $0.08 $3.85 - $4.00 $3.80 LATAM $3.60 $3.53 $3.40 REFLECTS OHIO CLOSURES ASSUMES 20 MXN TO ASSUMES EFFECTIVE TAX $3.20 AND OTHER REDUCTIONS 1 USD EXCHANGE RATE OF 27.0% TO 27.5% $3.00 2018 ADJUSTED EPS SEGMENT CONTRIBUTION CONSUMER LOANS FOREIGN CURRENCY INCOME TAX 2019 ADJUSTED EPS 40

DIVIDEND PER SHARE CONTINUES TO GROW ANNUALIZED DIVIDEND INCREASED 14% TO $1.00 PER SHARE $1.00 $1.00 BEGINNING Q4-2018 $0.91 $0.77 $0.25 $0.80 $0.25 $0.20 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.25 $0.22 $0.125 $0.19 $0.20 $0.125 $0.22 $0.25 $0.125 $0.19 $0.00 2016 2017 2018 2019 RUN RATE IDENTIFIES DIVIDEND INCREASE QTR 1 QTR 2 QTR 3 QTR 4 41

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE CAPITAL ALLOCATION OUTSTANDING DEBT POST MERGER ACTIVITY 10/01/2016 - 06/30/2019 AT MERGER 09/30/2016 TO 06/30/2019 ($ IN MILLIONS) ($ IN MILLIONS) $700 5.0 $900 $849 $640 4.5 $800 $600 $560 $155 ACQUISITIONS 4.0 $700 $500 3.4X 3.5 $340 $600 $158 CAPITAL EXPENDITURES 3.0 $400 NET DEBT TO $500 $360 ADJ. EBITDA1 $109 DIVIDENDS 2.5 $300 $400 1.9X 2.0 1.5 $300 $200 $300 1.0 $200 SHARE REPURCHASES $427 $100 $200 0.5 $100 $0 0.0 $0 AT MERGER 06/30/2019 9/30/2016 1 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a LINE OF CREDIT 2021 SR. NOTES 2024 SR. NOTES non-GAAP number. See Company’s 07/24/2019 press release for a calculation of the Net Debt Ratio. 42

$1.7 BILLION IN CUMULATIVE STORE INVESTMENTS & SHAREHOLDER PAYOUTS OVER THE LAST 10 YEARS ($ IN MILLIONS) $1,800 CUMULATIVE TOTAL STOCK REPURCHASES & DIVIDENDS: - 10,840,476 SPLIT-ADJUSTED SHARES REPURCHASED $1,600 - $119 MILLION IN CUMULATIVE DIVIDENDS PAID $1,400 ACQUISITIONS SINCE 2009: - 208 STORES ACQUIRED IN U.S. $1,200 - 824 STORES ACQUIRED IN LATIN AMERICA $784 - 815 STORES ACQUIRED IN CASH AMERICA MERGER $1,000 CAPITAL EXPENDITURES SINCE 2009: - INCLUDES 611 DE NOVO STORE OPENINGS $800 Note: As of 06/30/2019 $600 $539 $400 $200 $339 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2-2019 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT 43

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ⦁ RECESSION-RESISTANT BUSINESS MODEL • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS 44

APPENDIX CORPUS CHRISTI, TEXAS

NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD- OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SECURITIES AND EXCHANGE COMMISSION (“SEC”) RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARESectionMADE IN CALCULATING THESE BreakNON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. THE COMPANY BELIEVES THAT PROVIDING ADJUSTED NON-GAAP MEASURES, WHICH EXCLUDE THESE ITEMS, ALLOWS MANAGEMENT AND INVESTORS TO CONSIDER THE ONGOING OPERATIONS OF THE BUSINESS BOTH WITH, AND WITHOUT, SUCH EXPENSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. 46

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) TTM ENDED YEAR ENDED DECEMBER 31, JUN 30, 2016 2017 2018 2019 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS NET INCOME $60,127 $1.72 $143,892 $3.00 $153,206 $3.41 $157,103 ADJUSTMENTS, NET OF TAX: TOTAL MERGER AND OTHER ACQUISITION EXPENSES 26,023 0.74 5,710 0.12 5,412 0.12 4,246 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN - - - - 1,166 0.03 1,166 OPERATIONS NET TAX BENEFIT FROM TAX ACT - - (27,269) (0.57) (1,494) (0.03) (1,494) NON-CASH FOREIGN CURRENCY GAIN ON LEASE - - - - - - (374) LIABILITY LOSS ON EXTINGUISHMENT OF DEBT - - 8,892 0.19 - - - OHIO CONSUMER LENDING WIND-DOWN COSTS - - - - - - 1,959 NET GAIN ON SALE OF COMMON STOCK OF ENOVA (818) (0.02) - - - - - ADJUSTED NET INCOME $85,332 $2.44 $131,225 $2.74 $158,290 $3.53 $162,606 47

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA YEAR ENDED DECEMBER 31, TTM ENDED JUN 30, ($ IN THOUSANDS) 2016 2017 2018 2019 NET INCOME $60,127 $143,892 $153,206 $157,103 INCOME TAXES 33,320 28,420 52,103 54,285 DEPRECIATION AND AMORTIZATION 31,865 55,233 42,961 41,110 INTEREST EXPENSE 20,320 24,035 29,173 33,364 INTEREST INCOME (751) (1,597) (2,444) (1,082) EBITDA 144,881 249,983 274,999 284,780 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 36,670 9,062 7,643 5,996 NON-CASH FOREIGN CURRENCY GAIN ON LEASE LIABILITY - - - (535) OHIO CONSUMER LENDING WIND-DOWN COSTS - - - 2,544 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN OPERATIONS - - 1,514 1,514 LOSS ON EXTINGUISHMENT OF DEBT - 14,114 - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA (1,299) - - - ADJUSTED EBITDA $180,252 $273,159 $284,156 $294,299 48

RECONCILIATION OF SEGMENT PRE-TAX OPERATING INCOME TO ADJUSTED SEGMENT PRE-TAX OPERATING INCOME ($ IN THOUSANDS) SIX MONTHS ENDED JUNE 30, U.S. OPERATIONS SEGMENT 2018 2019 INCREASE / (DECREASE) SEGMENT PRE-TAX OPERATING INCOME $118,040 $118,783 1% CONTRIBUTION FROM CONSUMER LENDING OPERATIONS AND OHIO STORE CLOSURES (13,206) (6,863) (48%) ADJUSTED SEGMENT PRE-TAX OPERATING INCOME $104,834 $111,920 7% 49

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED JUN 30, 2016 2017 2018 2019 CASH FLOW FROM OPERATING ACTIVITIES $96,854 $220,357 $243,429 $229,435 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (16,072) 40,735 10,125 (1,214) PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (20,456) (25,971) (35,677) (44,113) FREE CASH FLOW 60,326 235,121 217,877 184,108 MERGER AND OTHER ACQUISITION EXPENSES 6,659 7,072 4,503 PAID, NET OF TAX BENEFIT 20,939 ADJUSTED FREE CASH FLOW $81,265 $241,780 $224,949 $188,611 Note: The Company previously included store real property purchases as a component of purchases of property and equipment. Management considers the store real property purchases to be discretionary in nature and not required to operate or grow its pawn operations. To further enhance transparency of these distinct items, the Company now reports purchases of store real property and purchases of furniture, fixtures, equipment and improvements separately on the consolidated statements of cash flows. As a result, the current definitions of free cash flow and adjusted free cash flow differ from prior-period definitions as they now exclude discretionary purchases of store real property and the Company has retrospectively applied the current definitions to prior-period results. 50

CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANTSectionCURRENCY RESULTS BreakREPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE RESPECTIVE COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR 51

INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817.258.2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817.886.6998 52